================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-12.

                                 Intrenet, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 INTRENET, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 2000



         The annual meeting of shareholders of Intrenet, Inc. (the "Company") will be held at 270 Park Avenue, Conference Room E, Eleventh Floor, New York, New York, on Monday, June 12, 2000, at 10:00 a.m., New York City time, for the following purposes:

                  (1) To elect eight directors to serve until the next annual meeting of shareholders and until their successors are elected and have qualified;

                  (2) To approve or disapprove the Company's 2000 Stock Option and Incentive Plan; and

                  (3) To transact such other business as may properly come before the meeting.

         All shareholders of record at the close of business on April 24, 2000, are eligible to vote.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY FORM IN THE ACCOMPANYING ADDRESSED, POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE CANCELED.


                                                     Thomas J. Bell, Secretary

May 1, 2000


                       (ANNUAL REPORT CONCURRENTLY MAILED)

                                 INTRENET, INC.
                             400 TECHNECENTER DRIVE
                               MILFORD, OHIO 45150

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 12, 2000

         This statement is being furnished on or about April 28, 2000, in connection with the solicitation by the Board of Directors of Intrenet, Inc. (the "Company") of proxies to be voted at the annual meeting of shareholders to be held at 10:00 a.m., New York City time, on Monday, June 12, 2000, at 270 Park Avenue, Conference Room E, Eleventh Floor, New York, New York, for the purposes set forth in the accompanying Notice. This statement and form of proxy are being mailed on May 1, 2000.

         At the close of business on April 24, 2000, the record date for the meeting, there were 15,037,066 shares of common stock, without par value, of the Company outstanding and entitled to vote at the meeting. On all matters, each shareholder will have one (1) vote for each share held.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it is voted. If a shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxies. Attendance in person at the meeting by a shareholder will constitute revocation of a proxy, and the shareholder may vote in person.

         Unless revoked, a proxy will be voted at the meeting in accordance with the instructions of the shareholder in the proxy, or, if no instructions are given, "with authority" for the election as directors of all nominees listed under Proposal 1 and "for" the proposal shown as Proposal 2. Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election at the meeting. Approval of Proposal 2 requires that the number of votes in favor of the proposal be greater than the number opposing it.

         A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Neither the non-voting of shares nor abstentions on a specific proposal will affect any of the matters to be voted on at this meeting.

         The Board of Directors knows of no matters, other than those reported below, which are to be brought before the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         The cost of this solicitation of proxies will be borne by the Company.

                        PROPOSAL 1: ELECTION OF DIRECTORS

NOMINEES

         The Company's By-laws and the shareholders agreement described below provide for a nine- person Board of Directors. At the annual meeting, eight directors are to be elected. Accordingly, there will be one vacancy on the Board of Directors. Each director will hold office for a term of one year and until his successor is elected and has qualified. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election to the Board of Directors of the persons identified below, each of whom is now a director, except for Mr. Chandler. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. If, for any reason, one or more of such persons is unable to serve, it is the intention of the persons named in the accompanying form of proxy to nominate such other person(s) as director as they may in their discretion determine, in which event the shares will be voted for such other person(s).

         The names, ages and principal occupations of the nominees and other directorships held by them are set forth below. Unless otherwise indicated in the following table, the principal occupation of each nominee has been the same for the last five years.


                                Director
       Name           Age         Since                   Principal Occupation
       ----           ---       --------                  --------------------
Vincent A. Carrino     44         1999      President and sole shareholder of Brookhaven Capital
                                            Management Co., Ltd. (an investment fund) and the
                                            Manager and Principal Member of Brookhaven Capital
                                            Management, LLC (an investment fund) since 1986.
                                            Mr. Carrino is also a director of Rent-Way, Inc. and
                                            Cash Technologies, Inc.

John P. Chandler       56           --      Executive Vice President and Chief Operating Officer of
                                            the Company since September 1999.  Mr. Chandler will
                                            become President and Chief Executive Officer of the
                                            Company effective June 12, 2000.  From April 1998
                                            through June 1999, Mr. Chandler served as President
                                            and Chief Executive Officer of Tow America, Inc. (a
                                            consolidator of companies in the towing and
                                            repossession business).  From March 1995 through
                                            August 1997, he served as Vice President and Treasurer
                                            of Caliber System, Inc. formerly Roadway Services, Inc.,
                                            (a transportation and logistics holding company).

                                Director
       Name           Age         Since                   Principal Occupation
       ----           ---       --------                  --------------------
Robert B. Fagenson     51         1999      Chairman of Fagenson & Company, Inc. (a registered
                                            broker-dealer) and an executive officer of Starr
                                            Securities, Inc. (a registered broker-dealer) since 1973.
                                            Mr. Fagenson is also Vice Chairman and a director of
                                            The New York Stock Exchange, Inc., and a director of
                                            Rent-Way, Inc., United Diagnostics, Inc., and Cash
                                            Technologies, Inc.

Ned N. Fleming, III    39         1997      President and Director of Spinnaker Industries, Inc. (a
                                            diversified manufacturing company) since June 1994,
                                            and a principal of Boyle Fleming & Company, Inc. (an
                                            investment banking firm) since May 1993.  From 1988
                                            to 1993, Mr. Fleming was an associate with Cardinal
                                            Investment Company, Inc. (an investment concern).

Eric C. Jackson        55         1993      President and Chief Executive Officer of the Company
                                            since July 1999.  Mr. Jackson will become Chairman of
                                            the Board of Directors of the Company effective
                                            June 12, 2000.  Prior to that, Mr. Jackson served as
                                            Chief Executive Officer of Great Basin Companies (a
                                            group of truck dealerships) for more than five years.

Edwin H. Morgens       58         1991      Chairman of Morgens, Waterfall, Vintiadis & Company,
                                            Inc. (a financial services firm).  Mr. Morgens is a
                                            director of TransMontaigne, Inc. and Programmer's
                                            Paradise, Inc. Mr. Morgens also serves as Chairman of
                                            the Board of the Company.

Thomas J. Noonan, Jr.  60         1990      Executive Vice President and Director of WSR, Inc. (an
                                            automotive specialty retailer).  From July 1994 to
                                            August 1998, Mr. Noonan was Executive Vice President
                                            and Chief Financial Officer of Herman's Sporting Goods
                                            (a retailer), which filed for bankruptcy under Chapter 11
                                            on April 26, 1996.  From February 1993 to June 1994,
                                            he was a Managing Director and Chief Executive Officer
                                            of TFGII (a management consulting firm).  From March
                                            1990 to January 1993, Mr. Noonan was Executive Vice
                                            President of the Company.  Mr. Noonan is also a director
                                            of Elder Beerman Stores Corp.

                                Director
       Name           Age         Since                   Principal Occupation
       ----           ---       --------                  --------------------
Gerald Anthony Ryan    64         1999      Chairman Emeritus of Rent-Way, Inc. (a rental purchase
                                            industry company) since October 1999.  Mr. Ryan
                                            served as Chairman of Rent-Way, Inc. from 1981 to
                                            October 1999.  Mr. Ryan has also been the Chairman of
                                            Spectrum Control, Inc. (an electronic filters company)
                                            since 1968, the Chairman of Automated Industrial
                                            Systems, Inc. (a laser and ink marking company) since
                                            1980, the Chairman and President of Erie Business
                                            Management Corp. (a Hawaiian tourist publication
                                            company) since 1975, and the Chairman and President
                                            of Waterfront Restaurant, Inc. since 1993.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


ARRANGEMENTS AND UNDERSTANDINGS WITH RESPECT TO THE ELECTION OF DIRECTORS

         The Company and certain of its shareholders entered into an agreement dated as of March 18, 1999 (the "Shareholders Agreement"), with Brookhaven Capital Management Co., Ltd., Brookhaven Capital Management, LLC, Vincent Andrew Carrino, Watershed Partners, L.P., Piton Partners, L.P., Watershed (Cayman) Ltd., Robert B. Fagenson, and Gerald Anthony Ryan (the "Brookhaven Group"). The Shareholders Agreement provides that the Brookhaven Group has the right to designate three persons for election to the Board of Directors of the Corporation, and that the other shareholders who are parties to the Shareholders Agreement have the right to designate the remaining members of the Board of Directors. The Brookhaven Group has designated Messrs. Carrino, Fagenson, and Ryan as its designees. The other shareholders have designated the other nominees as their designees.

MEETINGS AND COMMITTEES

         During 1999, the Board of Directors of the Company held 11 meetings. During the period in 1999 for which he served as a director, no director attended fewer than 75% of the aggregate of the total number of meetings held in 1999 by the Board of Directors and its committees on which such director served.

         The Board of Directors had an Audit Committee, a Compensation Committee, an Incentive Compensation Committee, and a Nominating Committee during 1999.

         The Audit Committee, which currently consists of Messrs. Noonan, Fleming and Ryan, recommends the appointment of the Company's auditors and meets with the auditors to discuss accounting matters and internal controls. The Audit Committee met once during 1999.

         The Compensation Committee, which currently consists of Messrs. Morgens, Ryan and Philip Scaturro, sets and reviews the compensation of executive officers. The Compensation Committee did not meet during 1999.

         The Incentive Compensation Committee, which currently consists of Messrs. Morgens, Ryan and Scaturro, administers the Company's 1993 Stock Option and Incentive Plan. The Incentive Compensation Committee met once during 1999.

         The Nominating Committee, which currently consists of Messrs. Morgens and Scaturro, recommends to the full Board persons for nomination as directors. In considering persons to nominate, the Nominating Committee will consider persons nominated by shareholders. Shareholders who wish to nominate persons for election as directors must comply with the advance notice provisions of the Company's By-Laws. A copy of such provisions is available upon request to the Secretary. The Nominating Committee did not meet during 1999.

DIRECTOR COMPENSATION

         Each non-officer director is currently paid a fee of $500 per quarter and a participation fee of $750 for each in-person meeting of the Board, $500 for each telephonic meeting and $500 for each committee meeting (in-person or telephonic).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of Common Stock, to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten- percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 1999, all filing requirements applicable to its officers, directors, and greater-than-ten-percent shareholders were complied with, except that Mr. Jackson filed the following late reports. He filed a Form 4 in April 1999 reporting a transaction for the month of January 1999. He also filed a Form 4 in April 2000 reporting transactions for the months of December 1999, January 2000 and February 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three years awarded to or earned by the two persons who served as Chief Executive Officer during 1999 and the only other executive officer of the Company who had a salary and bonus in excess of $100,000 during 1999.

                                                                                     Long-Term
                                                      Annual Compensation          Compensation
                                                      -------------------             Awards
                                                                                   ------------
                                                                                    Securities
      Name and                                                      Other Annual    Underlying       All Other
 Principal Position               Year      Salary        Bonus     Compensation      Options      Compensation
 ------------------               ----      ------        -----     ------------      -------      ------------
Eric C. Jackson (1)               1999     $ 80,000      $     0        $    0         100,000      $      0
President and Chief
Executive Officer


John P. Delavan (2)               1999     $110,000      $     0        $    0               0      $106,000 (3)
President and Chief               1998      195,192            0             0               0         1,000
Executive Officer                 1997      175,000            0             0               0         1,000


Roger T. Burbage (4)              1999     $100,000      $27,200        $    0               0      $ 81,100 (5)
Executive Vice President and      1998      150,000            0             0               0           100
Chief Financial Officer           1997      120,309            0             0         100,000           100

---------------

(1) Mr. Jackson was elected President and Chief Executive Officer effective June 18, 1999.

(2) Mr. Delavan resigned his positions with the Company effective June 18, 1999.

(3) Includes severance payments to Mr. Delavan of $105,000 and premiums paid for life and disability insurance coverage of $1,000.

(4)      Mr. Burbage resigned his positions with the Company effective August
         13, 1999.

(5) Includes severance payments to Mr. Burbage of $78,200, attorney's fees paid on behalf of Mr. Burbage of $2,800, and premiums paid for life and disability insurance coverage of $100.

OPTION GRANTS DURING 1999

         The following table sets forth information related to options granted during 1999 and options held at year-end by the only person named in the Summary Compensation Table who received a grant. We do not have any outstanding SARs.


                                                                                       Potential Realizable Value at
                             Number of     % of Total                                      Assumed Annual Rates of
                             Securities      Options                                      Stock Price Appreciation
                             Underlying    Granted to    Exercise                           for Option Term (1)
                               Options      Employees      Price       Expiration      -----------------------------
                             Granted (2)     in 1999      ($/SH)          Date            5% ($)           10% ($)
                             -----------   ----------    --------      ----------      -----------       -----------
Eric C. Jackson                100,000         50%        $2.8125        8/3/04          $77,704           $171,706

---------------

(1) The potential realizable value illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the Company's common stock from the date of grant through the term of the options.


OPTION EXERCISES AND COMPANY'S YEAR-END VALUES

         Shown below is information with respect to the unexercised options to purchase the Company's common stock granted in 1999 and prior years to the persons named in the Summary Compensation Table and held by them at December 31, 1999.

                                                             Number of
                        Shares                          Securities Underlying           Value of Unexercised
                      Acquired on       Value            Unexercised Options           In-the-Money Options at
     Name              Exercise       Realized          at December 31, 1999            December 31, 1999 (1)
     ----              --------       --------          --------------------           -----------------------

                                                     Exercisable    Unexercisable    Exercisable    Unexercisable
                                                     -----------    -------------    -----------    -------------
Eric C. Jackson             --              --         100,000                --             --              --

John P. Delavan          5,000         $ 3,125         111,667                --        $31,406              --

Roger T. Burbage        20,000         $12,500          80,000                --        $22,500              --

---------------

(1) The closing price of the Company's common stock as reported by Nasdaq for December 31, 1999, was $2.40625. Value is calculated as the difference between the exercise price and $2.40625, multiplied by the number of shares underlying "in-the-money" options.

SEVERANCE AGREEMENTS

         The Company entered into severance agreements with two of its former executive officers during 1999. The Company agreed to pay Mr. Delavan a total of $220,000 and Mr. Burbage a total of $185,000 and also agreed to extend the exercise period of their vested options for a period of one year from the date of termination of their employment.

OPTION PLANS

         On April 6, 1993, the Board of Directors adopted the Company's 1993 Stock Option and Incentive Plan (the "1993 Plan"). The 1993 Plan was approved by shareholders on May 19, 1993. The 1993 Plan authorizes the Incentive Compensation Committee of the Board of Directors to make awards of non-qualified and incentive stock options and restricted stock to officers or key employees of the Company and its subsidiaries. The total number of shares of common stock available for awards is 833, subject to antidilution adjustments. At December 31, 1999, 726,667 unexercised options were outstanding under the 1993 Plan. The Board of Directors is recommending that shareholders approve a new plan to replace the 1993 Plan. See "Proposal 3: Approval of the 2000 Stock Option and Incentive Plan."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation programs for the Company's executive officers are designed to attract, retain and motivate employees who will contribute to achievement of corporate goals and objectives. Elements of executive compensation include salaries, bonuses, and awards of stock and options to purchase stock, with the latter two being discretionary. The Company takes into account factors relevant to the specific compensation component being considered, including compensation paid by other business organizations of comparable size and complexity, the generation of income and cash flow by the business, the attainment of annual individual and business objectives and an assessment of business performance against peer groups of companies in the Company's business.

         The Compensation Committee did not make any compensation determinations for the Company's executive officers during 1999; rather all such determinations were made by the entire Board of Directors or, in the case of stock option grants, by the Incentive Compensation Committee.

         John P. Delavan served as the Company's chief executive officer until his resignation effective June 16, 1999. Mr. Delavan's 1999 compensation was set by his employment agreement, amended most recently in 1998. The terms of Mr. Delavan's compensation arrangements were not altered during 1999, except in connection with his severance from the Company. The Board of Directors approved the terms of the severance agreement with Mr. Delavan which is described elsewhere in this report.

         Mr. Jackson was appointed chief executive officer effective June 16, 1999. On August 3, 1999, the Board of Directors approved paying Mr. Jackson $10,000 per month for his services. In addition, the Incentive Compensation Committee granted Mr. Jackson options to purchase 100,000 shares of the Company's common stock exercisable upon grant through August 3, 2004, at an exercise price of $2.8125 per share.

         The Board of Directors also approved the terms of the severance agreement with Roger T. Burbage which is described elsewhere in this report.

         The only other executive officer as to whom a compensation decision was made during 1999 involved the employment of John P. Chandler as the Company's chief operating officer. The Board of Directors of the Company approved an employment agreement with Mr. Chandler which became effective September 9, 1999. The employment agreement has an initial term through September 9, 2000 and is automatically renewed on an annual basis unless six months notice of non-renewal is provided to Mr. Chandler. The Company agreed to pay Mr. Chandler an annual base salary of not less than $200,000 and a bonus, based on a percentage of net income before taxes, up to a maximum of $500,000. The Company also agreed to make future grants of options to purchase not less than 50,000 or more than 100,000 shares if the Company's operating ratio for 2000 is 96.5 or less. The agreement is terminable by the Company with cause or, on 30 days notice, without cause. In addition, the Incentive Compensation Committee granted Mr. Chandler options to purchase 100,000 shares of the Company's common stock, exercisable six months after grant through September 9, 2004, at an exercise price of $2.84375 per share.


                                                     The Compensation Committee

                                                     Edwin H. Morgens
                                                     Gerald Anthony Ryan
                                                     Philip Scaturro


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, the Compensation Committee included Messrs. Morgens, Ryan and Scaturro. No member of the Compensation Committee is involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K or as a former officer or employee of the Company.

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total shareholder return on the common stock for the last five years with a cumulative total return on the Nasdaq Stock Market (US) Index (the "Nasdaq Index") and the Nasdaq Trucking and Transportation Stock Index (the "Trucking Index") over the same period assuming the investment of $100 in the common stock, the Nasdaq Index and the Trucking Index on the first trading day of January 1995. The shareholder return shown on the graph is not necessarily indicative of future performance.




---------------------------------------------------------------------------------------------------------------------
                        01/01/95         12/29/95         12/31/96         12/31/97        12/31/98         12/31/99
---------------------------------------------------------------------------------------------------------------------
INTRENET                 100.00            38.89            52.78            63.89           75.00            53.47
---------------------------------------------------------------------------------------------------------------------
NASDAQ INDEX             100.00           141.32           173.87           213.05          300.22           542.37
---------------------------------------------------------------------------------------------------------------------
TRUCKING INDEX           100.00           116.68           128.79           164.85          148.30           158.39
---------------------------------------------------------------------------------------------------------------------


                                  [LINE GRAPH]

                        PROPOSAL 2: APPROVAL OF COMPANY'S
                      2000 STOCK OPTION AND INCENTIVE PLAN

         On February 4, 2000, the Board of Directors of the Company approved the Company's 2000 Stock Option and Incentive Plan (the "Plan") and directed that the Plan be submitted to the shareholders of the Company for consideration and approval at the 2000 annual meeting.

         The following is a summary of the principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is appended to this Proxy Statement as Annex A.

         If approved, the Plan will replace the 1993 Stock Option and Incentive Plan. As of April 24, 2000, there were only 833 shares of common stock available for issuance under the 1993 Plan. If the Plan is approved, no further awards will be made under the 1993 Plan.

PURPOSE

         The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining employees and directors of the Company and its Affiliates. The Company believes that employees and directors who own shares of common stock will have a closer identification with the Company and greater motivation to work for the Company's success by reason of their ability as shareholders to participate in the Company's growth and earnings.

ELIGIBLE PERSONS

         Recipients of awards under the Plan must be, or have been at the time of grant, employees or directors of the Company. There are presently approximately 1,850 persons who would be eligible for awards under the Plan.

SHARES SUBJECT TO THE PLAN

         The number of shares of common stock subject to the Plan is 1,000,000. The number of shares of common stock subject to the Plan is subject to adjustment in certain events. The number of shares of common stock which may be granted in any calendar year to any one participant may not exceed 150,000 shares.

         The number of shares covered by an award under the Plan reduces the number of shares available for future awards; however, any awards that terminate or are surrendered or forfeited without exercise or issuance will become available for further awards under the Plan.

         The closing sale price of common stock on April 17, 2000, as quoted on the Nasdaq SmallCap Market, was $1.3125 per share.

ADMINISTRATION OF THE PLAN

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Plan, the Committee has sole authority to determine and designate persons who are to be granted awards under the Plan and the nature and terms of the awards to be granted, including the number of shares to be subject to such awards.

GRANT OF STOCK OPTIONS

         With respect to the grant of stock options under the Plan that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the option price must be at least 100% (or 110% in the case of any holder of more than 10% of the voting power of the Company or any Affiliate) of the fair market value of the common stock on the date of the grant of the stock option. The aggregate fair market value (determined on the date of grant) of the shares of stock subject to "incentive stock options" that become exercisable for the first time by a grantee in any calendar year may not exceed $100,000. The exercise price of nonqualified stock options must be at least 85% of the fair market value of the common stock on the date of grant.

         The number and class of shares subject to an option may be adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations and certain other events involving changes in the Company's capital.

EXERCISE OF STOCK OPTIONS

         No incentive stock options granted under the Plan may be exercised more than ten years, or five years in the case of any holder of more than 10% of the voting power of the Company or any Affiliate, (or such shorter period as the Committee may determine) from the date it is granted. Further, no incentive stock option granted under the Plan may be exercised more than three months after the participant's termination of service for any reason other than disability or death, unless the participant dies during such three-month period and the Committee or the terms of the award agreement permit later exercise. Nonqualified stock options may be exercised during such period as the Committee determines at the time of grant.

         Stock options granted under the Plan become exercisable in one or more installments in the manner and at the time or times specified by the Committee at the time of grant.

PERFORMANCE SHARES

         The Committee may grant awards of performance shares, in which case the grantee could be granted shares of the Company's common stock, subject to satisfaction of specified performance goals established by the Committee. Performance goals may be established on one or more of the following business criteria: earnings per share; return on equity; return on assets; operating income; or market value per share. The applicable performance goals and all other terms and conditions of the award are determined at the discretion of the Committee.

         After an award of performance shares has vested (that is, after the applicable performance goal or goals have been achieved), the grantee will be entitled to a payment of shares of the Company's common stock, cash or a combination thereof. However, no grantee shall receive any such payment unless the Committee has certified, in writing, that the performance goals established by the Committee were in fact satisfied. If a grantee terminates employment prior to the end of the period of time over which the performance shares are being earned for any reason other than death, disability or retirement, all of such grantee's rights with respect to performance shares that have not yet been earned shall be forfeited.

MISCELLANEOUS PROVISIONS

         In general, if the service of a recipient of performance shares is involuntarily terminated without cause within twelve months following a change in control of the Company, a recipient of performance shares is entitled to a pro rata payment as though the recipient had retired [confirm]. In addition, in the event of a tender offer or exchange offer for the common stock or upon the occurrence of certain other events, all options granted under the Plan will become exercisable in full, unless otherwise provided by the Committee.

AMENDMENT OF THE PLAN

         The Board of Directors may at any time terminate or amend the Plan. No amendments to the Plan will require shareholder approval unless such approval is required to comply with Rule 16b-3 under the Securities Exchange Act of 1934,
Section 422 of the Code or any other applicable law or regulation, including the requirements of the Nasdaq SmallCap Market.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

         Limitation on Amount of Deduction. The Company generally will be entitled to a tax deduction for awards under the Plan only to the extent that the participants recognize ordinary income from the award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as "performance-based compensation" under section 162(m). The Plan has been designed to permit the Compensation Committee to grant awards which qualify for deductibility under section 162(m).

         Taxation of Ordinary Income and Capital Gains. Subject to certain exceptions, the maximum federal tax rate on "net capital gains" from the sale or exchange of capital assets is 20%. "Net capital gain" is the excess of net long-term capital gain over net short-term capital loss. Short-term capital gains are taxed at the same rates applicable to ordinary income. Gains or losses from the sale or exchange of capital assets will be "long-term" if the capital asset was held for more than one year and "short-term" if the capital asset was held for one year or less. For taxpayers with certain income levels, the marginal tax rate applicable to ordinary income can range up to 39.6%. The classification of income as ordinary compensation income or capital gain is also relevant for income tax purposes for taxpayers who have capital losses and investment interest.

         Nonqualified Stock Options. A participant who is granted a nonqualified option does not recognize taxable income upon the grant of the option, and the Company is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to the applicable withholding requirements. The Company is generally entitled to a tax deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by the Company.

         The participant may also be required to recognize gain or loss upon the sale of the option shares. If the selling price of the option shares exceeds the participant's basis in the shares, the participant will recognize long-term capital gain if the option shares were held for more than one year, and short-term capital gain if the shares were held for one year or less. If the selling price of the option shares is less than the participant's basis in the shares, the participant will recognize long-term or short-term capital loss depending on how long the shares were held. The participant's basis in the option shares will equal the amount of ordinary income recognized by the participant upon exercise of the option, plus any cash paid to exercise the option.

         Incentive Stock Options. Incentive stock options may be granted only to participants who are employees. An employee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the Company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the employee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

         An employee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the employee will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the employee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the employee as a long-term or short-term capital gain, depending on how long the option shares were held. The Company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the employee as ordinary income.

         Performance Shares. A participant who receives performance shares will generally recognize additional compensation taxable as ordinary income and subject to withholding, and the Company will be entitled to a tax deduction, at the time payment is made, whether in the form of cash or shares of the Company's common stock. To the extent that payment is made in the form of stock, the amount taxable as compensation to the participant and deductible by the Company is measured by the then fair market value of the shares, which constitutes an addition to the participant's tax basis in such shares.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of Common Stock owned by any person (including any group) known by management to beneficially own more than 5% of the Common Stock as of April 24, 2000. Unless indicated otherwise in a footnote, each individual or group possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

                                                        Number of Shares                     Percent
      Name and Address of                                 Beneficially                          of
       Beneficial Owner                                      Owned                            Class
      -------------------                               ----------------                     -------
Brookhaven Capital Management                               5,128,913                          34.1%
  Co., Ltd., et al. (1)(4)
3000 Sandhill Road, Building 4, Suite 130
Menlo Park, CA  94025

Morgens, Waterfall, Vintiadis &                             3,382,938                          22.5%
  Company, Inc., et al. (2)(4)
10 East 50th Street, 26th Floor
New York, NY  10022

Allen Holdings, Inc., et al. (3)(4)                         2,509,660                          16.7%
711 Fifth Avenue
New York, NY  10022

---------------

(1) The sources of the information relating to this group of shareholders are Amendment No. 3 to a statement filed with the Securities and Exchange Commission by such group and dated March 29, 1999, and the Company's records. Other members of the group are: Brookhaven Capital Management, LLC, Vincent Andrew Carrino, Watershed Partners, L.P., Piton Partners, L.P., Watershed (Cayman) Ltd., Robert B. Fagenson, and Gerald Anthony Ryan. Certain members of the group have disclaimed beneficial ownership of Common Stock by other members of the group. Mr. Carrino is President and Chief Executive Officer of the Company and Messrs. Fagenson and Ryan are directors of the Company.

(2) The source of the information relating to this group of shareholders is Amendment No. 5 to a statement filed with the Securities and Exchange Commission by such group and dated April 7, 2000. Other members of the group are: Phoenix Partners, L.P., Betje Partners, L.P., Phaeton (BVI) Ltd. (f/k/a Phaeton International, N.V.), Restart Partners, L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P., Endowment Restart LLC (f/k/a The Common Fund for Non-Profit Organizations), Morgens Waterfall Income Partners, L.P., Edwin H. Morgens and John C. "Bruce" Waterfall. Mr. Morgens is a director of the Company.

(3) The source of the information relating to this group of shareholders is Amendment No. 3 to a statement filed with the Securities and Exchange Commission by such group and dated April 20, 1999. Other members of the group are Allen & Company Inc., Allen Value Partners, L.P., and Allen Value Limited. According to such statement, the number of shares beneficially owned by the group are: Allen Holdings, Inc.--2,509,660; Allen & Company Inc.--313,442; Allen Value Partners, L.P.--1,962,545; and Allen Value Limited--233,672. Philip Scaturro, a director of the Company, is Executive Vice President and a Managing Director of Allen & Company, Inc.

(4) Brookhaven Capital Management Co., Ltd., Morgens, Waterfall, Vintiadis & Company, Inc., Allen Holdings, Inc., and Messrs. Fleming, Jackson, and Noonan are parties to the Shareholders Agreement, which contains voting arrangements with respect to the election of Directors. The parties to the Shareholders Agreement have not agreed to vote or act as a group in matters other than those discussed above.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned by all directors and nominees, each of the persons named in the Summary Compensation Table and directors, nominees and executive officers as a group as of April 24, 2000. Unless indicated otherwise in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

           Name of                                      Number of Shares                       Percent
      Beneficial Owner                                 Beneficially Owned                     of Class
      ----------------                                 ------------------                     --------
Vincent A. Carrino                                       5,128,913    (1)                       34.1%
John P. Chandler                                           150,000    (2)                          *
John P. Delavan                                            160,167    (3)                        1.1%
Robert B. Fagenson                                       5,128,913    (4)                       34.1%
Ned N. Fleming, III                                        142,474    (5)                          *
Eric C. Jackson                                            498,673    (6)                        3.3%
Edwin H. Morgens                                         3,382,938    (7)                       22.5%
Thomas J. Noonan, Jr.                                       30,610                                 *
Gerald Anthony Ryan                                      5,128,913    (8)                       34.1%
Philip Scaturro                                          2,509,660    (9)                       16.7%
Roger T. Burbage                                           101,000   (10)                          *
All directors, nominees and executive                   11,843,268   (11)                       77.7%
officers as a group (10 persons)

---------------

*        Less than one percent.

(1) Includes 5,045,113 shares as to which Mr. Carrino shares voting and investment power.

(2) Includes 100,000 shares that may be purchased pursuant to stock options that are exercisable.

(3) The information as to shares owned by this former executive officer may not be accurate as of April 24, 2000. Includes 86,667 shares that may be purchased pursuant to stock options that are exercisable.

(4) Includes 5,076,913 shares as to which Mr. Fagenson shares voting and investment power.

(5) Includes 95,474 shares held by an affiliate of Mr. Fleming and 37,500 shares held by Mr. Fleming's minor children.

(6) Includes 323,673 shares as to which Mr. Jackson shares voting and investment power, and 100,000 shares that may be purchased pursuant to stock options that are exercisable.

(7) Represents shares owned of record by various entities who may be deemed affiliates of Mr. Morgens. Mr. Morgens has disclaimed beneficial ownership of such securities.

(8) Includes 4,948,913 shares as to which Mr. Ryan shares voting and investment power, and 10,000 shares which Mr. Ryan holds as Trustee for the Ryan Children's Trust.

(9) Represents shares owned of record by various entities who may be deemed affiliates of Mr. Scaturro.

(10) The information as to shares owned by this former executive officer may not be accurate as of April 24, 2000. Includes 75,000 shares that may be purchased pursuant to stock options that are exercisable.

(11) Includes 200,000 shares that may be purchased pursuant to stock options that are exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Great Basin Companies ("Great Basin"), a Salt Lake City-based truck dealership, is an affiliate of Eric C. Jackson, the Company's President and Chief Executive Officer. In 1999, Great Basin sold approximately 224 tractors to unaffiliated leasing companies which leased the tractors to the Company's subsidiaries. As selling dealer, Great Basin was paid a commission by the lessors equal to approximately 2% of the fair market value of the tractors. The terms of the leases entered into with such leasing companies are the result of arm's-length negotiations between the Company and the lessors. The Company believes that the involvement of Great Basin as selling dealer has not resulted and will not result in lease terms that are less favorable to the Company than would otherwise be available to it. The Company also purchases maintenance parts and services from Great Basin from time to time. Total payments to Great Basin in 1999 for these services were $735,000.


                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         The date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the 2001 annual meeting of shareholders is December 29, 2000. Notice of any other shareholder proposals must be received by the Company not less than 60 days prior to the 2001 annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure shall include the date of the annual meeting specified in the By-Laws of the Company, if the By-Laws have been filed with the Securities and Exchange Commission, and if the annual meeting is held on such date), notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Such proposals must comply with all of the requirements set forth in the rules and regulations of the Commission. In addition, any shareholder interested in making a proposal is referred to the advance notification requirements set forth in the Company's By-Laws. Proposals must comply with all of the requirements of Rule 14a-8 of the Securities and Exchange Commission, as well as the advance notification requirements set forth in the Company's By-Laws. A copy of the advance notification requirements may be obtained from Thomas J. Bell, Chief Financial Officer, Intrenet, Inc., 400 Technecenter Drive, Milford, Ohio 45150.


                           ANNUAL REPORT ON FORM 10-K

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS, HAS BEEN SENT ALONG WITH THIS PROXY STATEMENT AND MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THOMAS J. BELL, CHIEF FINANCIAL OFFICER, INTRENET, INC., 400 TECHNECENTER DRIVE, SUITE 200, MILFORD, OHIO 45150, (513) 576-6666.

                             INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has not yet acted to select independent accountants for the Company for the year 2000. A representative of Arthur Andersen LLP, the Company's independent accountant for 1999, is expected to be present at the meeting and will be given an opportunity to make a statement if he so desires and to respond to appropriate questions.


                           INCORPORATION BY REFERENCE

         To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Comparative Stock Performance" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

                                                                         ANNEX A

                                 INTRENET, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN


         1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining Employees and Directors who provide services to the Company and its Affiliates.

         2. DEFINITIONS. The following definitions are applicable to the Plan:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Code Sections 424(e) and (f), respectively.

         "Award" means the grant by the Committee of Incentive Stock Options, Nonqualified Stock Options, Performance Shares or any combination of the foregoing, pursuant to the terms of the Plan.

         "Award Agreement" means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

         "Board" means the Board of Directors of the Company.

         "Cause" means, in connection with a Participant's Termination of Service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, or any other act, activity or conduct of a Participant which in the opinion of the Board is adverse to the best interests of the Company or any Affiliate.

         "Change in Control" means any one of the following events: (a) any third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act after the date of the adoption of the Plan by the Board, first becomes the beneficial owner of shares of capital stock of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (b) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were Directors of the Company shall cease to constitute a majority of the Board of the Company or (c) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company; provided, however, that the occurrence of any of the foregoing events shall not be deemed a Change in Control if, prior to occurrence, a resolution specifically approving the occurrence shall have been adopted by at least a majority of the Board.

         "Code" means the Internal Revenue Code of 1986, as amended, and interpretive rules and regulations thereunder.

         "Committee" means the Committee appointed by the Board to administer the Plan.

         "Company" means Intrenet, Inc., an Indiana corporation.

         "Date of Grant" means the date on which an Award is granted, as determined by the Committee; provided, however, that in the absence of a Committee determination, the date on which the Committee adopts a resolution granting the Award.

         "Director" means any individual who is a member of the Board regardless of whether the Director is an Employee of the Company or any Affiliate.

         "Disability" means total and permanent disability as determined by the Committee pursuant to Code Section 22(e)(3).

         "Employee" means any person employed by the Company or an Affiliate, or expected to be employed by the Company or Affiliate, provided the individual becomes actually so employed.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

         "Incentive Stock Option" means an Option to purchase Shares which is intended to qualify under Code Section 422.

         "Market Value" means the last reported sale price on the date in question (or, if there is no reported sale on such date, the last preceding date on which any reported sale occurred) of one Share on the principal exchange or the Nasdaq Small Cap Market on which the Shares are then listed for trading, as the case may be, or if the Shares are not listed for trading on any exchange or on the Nasdaq Small Cap Market or any similar system then in use, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar quotation system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

         "Nonqualified Stock Option" means an Option to purchase Shares which is not intended to qualify under Code Section 422.

         "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

         "Participant" means an individual selected by the Committee to receive an Award.

         "Performance Cycle" means the period of time, designated by the Committee, over which Performance Shares may be earned.

         "Performance Shares" means Shares awarded to a Participant pursuant to
Section 11 of the Plan.

         "Plan" means the Intrenet, Inc., 2000 Stock Option and Incentive Plan.


         "Reorganization" means the liquidation or dissolution of the Company or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

         "Retirement" means, with respect to an Employee, Termination of Service with the Company or any Affiliate in accordance with the Company's retirement policy as then in effect.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means the shares of common stock, without par value, of the Company.

         "Termination of Service" means, in the case of an Employee, the termination of the employment relationship between the Employee and the Company and all Affiliates; and in the case of an individual that is not an Employee, the termination of the service relationship between the individual and the Company and all Affiliates.

         3. ADMINISTRATION. The Plan shall be administered by a Committee, which shall consist of two or more members of the Board. The members of the Committee shall be appointed by the Board. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee.

         Except as expressly limited by the Plan, the Committee shall have all powers and discretion necessary or appropriate to administer the Plan and control its operation, including, but not limited to, the power to (a) select Participants, grant Awards and provide the terms and conditions of all Awards (which need not be identical among Participants); (b) interpret the Plan and Awards; and, (c) adopt rules and procedures for the administration, interpretation and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

         4. PARTICIPANTS. The Committee, in its sole discretion, may select from time to time Participants in the Plan from those Employees and Directors who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates; provided, however, Incentive Stock Options may be granted only to Employees of the Company or its Affiliates.

         5. SUBSTITUTE OPTIONS. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Committee, in its sole discretion and consistent with Code Section 424(a) shall determine the Exercise Price of the substitute Options.

         6. AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement containing the terms and the conditions of the Award, as determined by the Committee, in its sole discretion. With respect to Awards of Options, in addition to any other terms and conditions the Committee establishes, the Award Agreement shall specify the Exercise Price, the time or times at which an Option will vest or become exercisable, the term of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         7. SHARES SUBJECT TO PLAN, LIMITATIONS ON GRANTS AND EXERCISE PRICE. Subject to adjustment by the operation of Section 12 of the Plan:

                  (a) The maximum number of Shares which may be issued under Awards under the Plan shall not exceed 1,000,000 Shares. The Shares may be either authorized and unissued Shares or Shares acquired by the Company and held as treasury Shares. Shares that are withheld to satisfy payment of the Exercise Price or any tax withholding obligation and any Shares subject to an Award which expires, terminates or is surrendered for cancellation may be subject to new Awards under the Plan.

                  (b) The number of Shares which may be issued hereunder to any single Employee during any calendar year under all forms of Awards shall not exceed 150,000 Shares.

                  (c) The Exercise Price for Shares awarded under Incentive Stock Options may not be less than the Market Value of the Shares on the Date of Grant; provided, however, the Exercise Price may not be less than 110% of Market Value with respect to Incentive Stock Options granted to any Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Code Section 424(d), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates. The Exercise Price for Shares awarded under Nonqualified Stock Options may not be less than 85% of the Market Value of the Shares on the Date of Grant.

         8. TERMINATION OF OPTIONS. Unless otherwise provided in the Award Agreement, Options shall expire on, and may not be exercised after, the earliest to occur of the following events:

                  (a) the tenth anniversary of the Date of Grant;

                  (b) three (3) months after any Termination of Service by reason of Retirement, Disability or death; and

                  (c) the date of Termination of Service by the Company for Cause or the date of any Termination of Service by the Participant for any reason other than those reasons specified in (b) above.

         9. METHOD OF EXERCISE OF OPTIONS. To exercise an Option under the Plan, the Participant must give written notice to the Company (which shall specify the number of Shares with respect to which the Participant elects to exercise the Option) together with full payment of the Exercise Price. The date of exercise shall be the date on which the notice and payment are received by the Company. Payment of the Exercise Price shall be made in cash (including check, bank draft or money order), except that the Committee, in its sole discretion, may permit a Participant to pay the Exercise Price by delivering Shares owned by the Participant for more than six months and having a Market Value on the date of exercise equal to the Exercise Price.

         10. INCENTIVE STOCK OPTIONS - ADDITIONAL PROVISIONS. Any provisions of the Plan to the contrary notwithstanding, Incentive Stock Options shall be subject to the following:

                  (a) The aggregate Market Value (determined on the Date of Grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

                  (b) No Incentive Stock Option may be exercised more than three
         (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

                  (c) No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Date of Grant; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Code section 424(d), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

Unless otherwise provided by the Committee in the Award Agreement, to the extent that an Option does not qualify as an Incentive Stock Option, because of its provisions, the time and manner of its exercise or otherwise, the Option or portion thereof which does not so qualify, shall constitute a separate Nonqualified Stock Option.

         11. PERFORMANCE SHARES. The Committee, in its sole discretion, may from time to time authorize the grant of Performance Shares upon the achievement of performance goals (which may be cumulative and/or alternative) as may be established, in writing, by the Committee based on any one or any combination of the following business criteria: (a) earnings per Share;

(b) return on equity; (c) return on assets; (d) operating income; or (e) Market Value per Share. At the time as it is certified, in writing, by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant, or a combination of cash and Shares. The grant of an Award of Performance Shares shall be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee. To the extent required under Code Section 162(m), the business criteria under which performance goals are determined by the Committee shall be resubmitted to stockholders for reapproval no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Plan.

         In the case of a Participant's Termination of Service before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant incurs a Termination of Service before the end of a Performance Cycle by reason of Retirement, Disability, or death, the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares and Exercise Price of Options with respect to Awards previously granted under the Plan may be adjusted by the Committee, in its sole discretion, and the Committee's determination shall be conclusive.

         13. EFFECT OF REORGANIZATION. Except as otherwise specifically provided in the Award Agreement, Awards will be affected by a Reorganization as follows:

                  (a) If the Reorganization is a dissolution or liquidation of the Company, then each outstanding Option shall terminate, but each Participant to whom the Option was granted shall have the right, immediately prior to such dissolution or liquidation to exercise his Option in full, notwithstanding the provisions of Section 10, and the Company shall notify each Participant of the Participant's right within a reasonable period of time prior to any dissolution or liquidation.

                  (b) If the Reorganization is a merger or consolidation, other than a Change in Control subject to Section 14 of this Plan, upon the effective date of the Reorganization, each Optionee shall be entitled, upon exercise of his Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares of stock or other securities or consideration as the holders of Shares shall be entitled to receive pursuant to the terms of the Reorganization.

         The adjustments contained in this Section and the manner of application of its provisions shall be determined solely by the Committee.

         14. EFFECT OF CHANGE OF CONTROL. If a Participant incurs an involuntary Termination of Service for any reason other than Cause at any time within twelve months after a Change in Control, unless the Committee shall have otherwise provided in the Award Agreement, the Participant shall be entitled to receive a prorata payment with respect to Performance Shares to the same extent as the Participant's Termination of Service for reason of Retirement under Section 11 of the Plan. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (c) of the definition of a Change in Control contained in Section 2 shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of the event and shall remain exercisable in accordance with their terms.

         15. ASSIGNMENTS AND TRANSFERS. Except as expressly authorized by the Committee in the Award Agreement, Awards may not be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime, may be exercisable only by the Participant.

         16. PARTICIPANT RIGHTS LIMITED. No Employee, Director or other person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no Employee, Director or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any person any right to be retained in the employ or service of the Company or any Affiliate.

         17. SHAREHOLDER RIGHTS. No Participant or other person shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award unless and until certificates representing the Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or other person entitled to the Shares.

         18. WITHHOLDING TAX. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may establish from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by delivering to the Company Shares which the Participant has owned for more than six months having a Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered shall be equal to the Market Value as of the date that the taxes are required to be withheld.

         19. SETTLEMENT OF AWARDS. The Company's obligation to deliver Shares with respect to an Award shall be subject to such conditions, restrictions and contingencies as the Company may establish, including but not limited to, the receipt of a representation as to the investment intention of the person to whom Shares are to be delivered, in such form as the Company shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of a representation under the Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (a) the admission of the Shares to listing on any stock exchange or system on which the Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company shall determine to be necessary or advisable.

         20. LOANS.

                  (a) The Company may make loans to a Participant in connection with the exercise of Options subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Company shall impose from time to time.

                  (b) No loan made under the Plan shall exceed (i) with respect to Options, the sum of (A) the aggregate Exercise Price option price payable upon exercise of the Option in relation to which the loan is made, plus (B) the amount of the reasonably estimated income taxes payable by the Participant. In no event may any loan exceed the Market Value of the related Shares at the time of the loan.

                  (c) No loan shall have an initial term exceeding three years; provided, that loans under the Plan shall be renewable at the discretion of the Company; provided, further, that the indebtedness under each loan shall become due and payable on a date no later than
         (i) one year after a Participant's Termination of Service by reason of death, Retirement or Disability; or (ii) the day of the Participant's Termination of Service for any reason other than death, Retirement or Disability.

                  (d) Loans under the Plan may be satisfied by the Participant, as determined by the Company, in cash or, with the consent of the Company, in whole or in part in Shares at Market Value on the date of such payment.

                  (e) When a loan shall have been made, Shares having an aggregate Market Value equal to the amount of the loan may, in the discretion of the Company, be required to be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Portions of such Shares may, in the discretion of the Company, be released from time to time as it deems not to be needed as security.

                  (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

         21. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code Section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Shares are listed or quoted) shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or transferee of the Award.

         22. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its adoption by the Board, subject to approval and ratification by the shareholders of the Company at the 2000 annual meeting of shareholders. After approval by the Company's shareholders, the Plan shall continue in effect for a term of ten (10) years from the date of adoption by the Board of Directors unless sooner terminated pursuant to Section 21 of the Plan.

         23. GOVERNING LAW. The Plan and Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

                               ADOPTED BY THE BOARD OF DIRECTORS OF
                               INTRENET, INC.
                               AS OF FEBRUARY 4, 2000

                               ADOPTED BY THE SHAREHOLDERS OF
                               INTRENET, INC.
                               AS OF ____________ __, 2000

PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 INTRENET, INC.


         The undersigned hereby appoints John P. Chandler and Thomas J. Bell, or either of them, proxies with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of common stock of Internet, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the annual meeting of shareholders of the Company to be held June 12, 2000, or at any adjournment or postponement thereof:










--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

[X]  Please mark your
     vote as in this
     example.


                                                 Vote
                          Vote                  WITHHELD
                         FOR ALL                for all
                         nominees               nominees
                       listed above           listed above
                      in Proposal 1          in Proposal 1
l.                         [ ]                     [ ]


                              Election of Directors

                       FOR          AGAINST         ABSTAIN
2.                     [ ]            [ ]             [ ]

                            To approve the Company's
                      2000 Stock Option and Incentive Plan


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees:  Vincent A. Carrino, John P. Chandler, Robert B. Fagenson,
Ned N. Fleming III, Eric C. Jackson, Edwin H. Morgens, Thomas J. Noonan, Jr., Gerald Anthony Ryan

1.   To elect eight directors to serve for a term of one year.

2.   To approve the Company's 2000 Stock Option and Incentive Plan.

3. In their discretion, the Proxy is authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the annual meeting or any adjournment or postponement thereof.


Dated:___________________________________________________________________ , 2000


________________________________________________________________________________
Signature


________________________________________________________________________________
Signature


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                            o FOLD AND DETACH HERE o
--------------------------------------------------------------------------------


                                 ANNUAL MEETING

                                       OF

                           INTRENET, INC. SHAREHOLDERS


                              MONDAY, JUNE 12, 2000
                                   10:00 A.M.
                            THE CHASE MANHATTAN BANK
                                 270 PARK AVENUE
                         11TH FLOOR -- CONFERENCE ROOM E
                              NEW YORK, N.Y. 10017